EXHIBIT 99.1

$175,000,000 Term Loan B Lender Presentation July 10, 2013

Forward-Looking Statements

This presentation may contain certain statements about Hemisphere Media Group, Inc. (the "Company" or "Hemisphere") that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading "Risk Factors" and "Forward-Looking Statements" in the company's most recent registration statement on Form S-4 (the "Registration Statement") and post-effective amendment No. 1 on Form S-1 to the Registration Statement, filed with the Securities and Exchange Commission ("SEC"), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere's actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

CONFIDENTIALITY

The information provided in this presentation (and any statements made by Hemisphere's management and their legal and financial advisors, or supporting documentation provided in connection therewith) contains proprietary and confidential information (whether provided in oral, visual, written, magnetic, electronic, digital or any other form, the "Confidential Information") of Hemisphere and its subsidiaries and affiliates. As such, the you shall treat such information as proprietary and confidential and shall not share such Confidential Information with any person or entity without Hemisphere's express written consent.

DISCLAIMER

The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation and may change. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Hemisphere assumes no duty to update or revise the information contained in this presentation. You may not reproduce the information in this presentation.

TRADEMARKS

This document contains registered and unregistered trademarks and service marks of Hemisphere's subsidiaries, Cinelatino, WAPA America and WAPA and their affiliates, as well as trademarks and service marks of third parties. All brand names, trademarks and service marks appearing in this document are the property of their respective holders.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

In addition to financial information presented in accordance with U.S. GAAP, Hemisphere has presented certain non-GAAP financial measures, specifically EBITDA and Adjusted EBITDA. Management use these measures to assess the operating results and performance of the business, perform analytical comparisons and identify strategies to improve performance. Hemisphere believes EBITDA and Adjusted EBITDA are relevant to investors because it allows them to analyze the operating performance of each business using the same metrics used by management. Hemisphere excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, certain impairment charges, loss (gain) on disposition of assets, non-recurring expenses, interest expense, interest income, income tax and loss from discontinued operations.

HEMISPHERE MEDIA GROUP
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3 3 3 Presenters Hemisphere Media Group Alan Sokol Chief Executive Officer & President  Nearly 20 years experience in the television and film industries as an operator, advisor and investor, with specific focus on Hispanic media  Former Senior Partner at InterMedia Partners, LP (“InterMedia”) and architect of InterMedia’s Hispanic strategy – First identified Cinelatino and WAPA as acquisition targets – Created and oversaw execution of turnaround strategy for Cinelatino and WAPA  Oversaw growth of Telemundo from a $0.7bn asset to a $2.7bn asset in only four years (from 1998 to 2002) Craig Fischer Chief Financial Officer  Over 15 years experience in the media and entertainment industry as an operator, advisor and investor  Former Partner at InterMedia responsible for Hispanic and other media investments, including acquisitions of Cinelatino and WAPA  Member of the executive team that launched the YES Network  Former media banker at Goldman Sachs, and accountant at Ernst & Young

4 4 4 Table of Contents Transaction overview p. 6 Credit highlights Company overview Financial overview Syndication overview Appendix p. 10 p. 22 p. 30 p. 33 p. 37

Transaction overview

6 6 6 Transaction overview  Hemisphere Media Group, Inc. (“Hemisphere” or the “Company”) is a leading U.S. media company targeting U.S. Hispanic and Latin American markets; the Company is comprised of the only two independently - owned, fully - distributed Hispanic cable networks in the U.S. and the dominant broadcast network in Puerto Rico – LTM 3/31/13 net revenue and adjusted EBITDA of $95mm and $41mm, respectively – Publicly traded under ticker “HMTV” (Nasdaq) with a current market capitalization of $635mm (a)  On April 4, 2013 Hemisphere completed a series of mergers pursuant to which InterMedia Español Holdings, LLC (“WAPA”), Cine Latino, Inc. (“Cinelatino”) and Azteca Acquisition Corporation (“Azteca”), a special purpose acquisition vehicle, each became a wholly - owned subsidiary of Hemisphere  The Company is seeking to raise a new $175mm Term Loan B to repay existing debt and fund cash to balance sheet for acquisitions and general corporate purposes – PF total leverage at closing will be 4.3x, with net leverage of 0.3x  This transaction allows the Company to extend existing maturities and build liquidity to make acquisitions (a) As of July 5, 2013 closing price of $13.73; assumes 46.2 million fully - diluted shares

7 7 7 Sources & uses and pro forma capitalization Sources of funds Uses of funds New term loan B $175 Repay existing debt $89 Cash to balance sheet 82 Est. fees and expenses 4 Total sources of funds $175 Total uses of funds $175 ($ in millions) (a) As of July 5, 2013 closing price of $13.73; assumes 46.2 million fully - diluted shares As of 3/31/13 Adjustments Pro forma 3/31/13 Cash $80 $82 $162 Existing debt 89 (89) – New term loan B – 175 175 Total debt $89 $175 Market capitalization (a) 635 635 Total capitalization $724 $810 Equity as % of total cap 88% 78% TEV / adjusted EBITDA 15.7x 15.8x LTM 3/31/13 adjusted EBITDA $41 $41 Interest expense 5 4 9 LTM 3/31/13 capex 4 4 Credit statistics: Total debt / adjusted EBITDA 2.2x 4.3x Net debt / adjusted EBITDA 0.2x 0.3x Adjusted EBITDA / interest expense 8.1x 4.7x (Adjusted EBITDA - capex) / interest expense 7.3x 4.3x

8 8 8 Company overview  Only publicly - traded pure - play U.S. media company targeting the fast growing and highly attractive U.S. Hispanic and Latin American markets – Only two independently - owned, fully - distributed Hispanic cable networks in the U.S. and dominant broadcast network in Puerto Rico  Leading portfolio of Spanish - language networks and content platform, which includes: – Cinelatino: #1 U.S. Spanish - language cable movie network, with approximately 12 million subscribers globally including 4 million in the U.S. and 8 million across 15 Latin American countries and Canada – WAPA PR: #1 broadcast television network and content producer in Puerto Rico, with state - of - the - art facilities that produce over 65 hours per week of top - rated news and entertainment programming – WAPA America: Leading U.S. Spanish - language cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S. with over 5 million subscribers  LTM revenue: $95mm  LTM adjusted EBITDA / margin: $41mm / 43%  LTM capex: $4mm  LTM UFCF (a) : $37mm #1 Broadcast Network in Puerto Rico Leading U.S. Hispanic Cable Network # 1 U.S. Spanish - Language Cable Movie Network (a) UFCF defined as adjusted EBITDA less capex

Credit highlights

10 10 10 Credit highlights Large and growing Hispanic media industry Leading market position Attractive financial model with strong operating cash flow profile Unique compelling growth platform with demonstrated track record Experienced and proven management team Highly diversified revenue base and programming sources

11 11 11  U.S. Hispanics are the largest ethnic minority group in the U.S. and growing rapidly Dynamic U.S. Hispanic demographic Fast growing demographic Contributed more than half of the total U.S . population growth from 2000 – 2012 U.S. Hispanic population growth (Figures in millions) U.S. Hispanic population as % of total U.S. population Source: U.S. Census Bureau U.S. Hispanic market is the second largest Hispanic economy in the world 22 35 53 64 79 1990 2000 2012 2020E 2030E 9% 13% 17% 19% 22% 1990 2000 2012 2020E 2030E

12 12 12 Large and growing U.S. Hispanic media industry Multiple drivers of growth in Hispanic pay - TV and package subscribers 2012 2014E Hispanic TV HHs Hispanic package subs 4.2 Hispanic pay - TV subs 14.1 11.9 (Figures in millions) Hispanic TV HHs Hispanic package subs 2.6 Hispanic pay - TV subs 11.6 8.8 2006 Hispanic TV HHs Hispanic package subs 4.7 Hispanic pay - TV subs 15.4 13.0 8m+ untapped opportunity Source: 2006 – 2014 Hispanic TV HHs from Nielsen Universe Estimates; 2006 and 2012 Hispanic pay - TV subs from Nielsen Universe Es timates, penetration held constant to estimate 2014; 2006 – 2012 Hispanic package subs based on actual remittances received; 2014 Hispanic package subs from management estimates Compounding effect of growing population and increased penetration will drive subscriber growth Cinelatino and WAPA America are carried on Hispanic programming packages

Significant U.S. Hispanic cable advertising opportunity

Advertising market does not yet reflect Hispanic economic impact

U.S. Hispanic buying power vs. Hispanic media spend



17%
9%
5%
Hispanic % of U.S. population
% Hispanic buying power
% Hispanic media spend

Comparison of Hispanic cable advertising to viewing share



19%
13%
Opportunity gap
10%
7%
Similar gap as U.S. general market cable 25 years ago
2008
2012
U.S. Hispanic cable viewing share as % of total Spanish-language TV viewing
U.S. Hispanic cable advertising as % of total U.S. Hispanic TV advertising

Note: % Hispanic buying power and media spend data as of 2010

Source: U.S. Census, The Shelby Report (2011), Advertising Age (2011), Kantar Media (2010), Nielsen, SNL Kagan

HEMISPHERE MEDIA GROUP

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14 14 14 $119 $312 $398 2006 2012 2014E 13% 10% 7% (3%) U.S. Hispanic cable All U.S. cable U.S. Hispanic Broadcast All U.S. Broadcast  U.S. Hispanic cable advertising is expected to grow at a CAGR of 13% from 2012 to 2014E  Hispanic cable advertising growth dramatically outpacing the broader U.S. cable and broadcast market Fast growing U.S. Hispanic cable advertising market U.S. Hispanic cable advertising Television advertising growth ( 2012 – 2014E CAGR) ($ in millions) Source: SNL Kagan

15 15 15 Latin America pay - TV penetration (a)  Latin America’s pay - TV households continue to grow rapidly – 39 million pay - TV households in Latin America in 2012 projected to grow to 50 million by 2016 – Historical 54% growth from 2008 to 2012 and projected 30% growth from 2012 to 2016  Pay - TV penetration expanded dramatically from 32% to 45% between 2008 and 2012 – Projected to reach 52% pay - TV penetration by 2016 Latin America pay - TV subscribers (a) Large and growing pay - TV subscribers in Latin America (a) Excluding Brazil (primarily Portuguese speaking population) Source: SNL Kagan (Figures in millions) 25 39 50 2008 2012 2016E 32% 45% 52% 2008 2012 2016E

16 16 16 Market leader with strong competitive position  #1 - rated Spanish - language cable movie network in the U.S.  Over 12 million subscribers across the U.S., Mexico, Latin America, and Canada  #1 - rated television network in Puerto Rico for the last 4 years  Over 30% share of the primetime audience  Fully - distributed, general entertainment Spanish - language cable television network in the U.S. with over 5 million subscribers  Leverages over 60 hours of weekly local programs from WAPA PR to create a unique cable network targeting Puerto Ricans and other Caribbean Hispanics

17 17 17 Highly diversified revenue base and programming sources  Distribution agreements with all major distributors  Diversified portfolio of advertising partners, including many Fortune 500 companies across a variety of industries – No single advertiser represents more than 5% of total advertising revenue  Diverse network of programming relationships that is difficult to replicate Distributor relationships Advertiser mix by industry Programming suppliers Latin America

18 18 18  High level of visible, contractual revenue stream – Approximately 40% contribution from subscriber and retransmission revenue – Multi - year contracts with distributors – Consistent and strong revenue through challenging economic cycles  High operating leverage – Controlled and stable programming costs – Scaled distribution and efficient cost structure generate high margins consistently – Minimal marginal cost to serve incremental subscribers Attractive financial model High revenue visibility and margins  Low capital intensity – Low capital expenditure requirements – No major capital projects planned  Favorable working capital – Businesses are cash flow generative – No currency risk since cash flows are in USD x Highly cash flow generative

19 19 19  Growth in U.S. Hispanic population driving: – Growth in pay - TV HHs – Growth in Hispanic programming package subscribers  Significant and growing Hispanic cable advertising opportunity in the U.S.  Growth in Latin America pay - TV subscribers  Continue to drive ratings at all assets which in turn drives advertising sales  Monetize advertising sales upside – Convert Cinelatino to ad - supported model – Build up of “U.S. ad sales team” for Cinelatino and WAPA America  Grow subscriber and retransmission revenue  Grow Latin America subscribers – Launch in new markets – Launch on additional systems in under - penetrated markets Compelling growth platform Multiple avenues of growth  Leverage expertise of management team and portfolio of assets to drive growth through acquisitions – U.S. Spanish - language cable networks – Latin American broadcast and cable television networks – Production companies – Content libraries Macroeconomic growth Organic growth Acquisition - driven growth

20 20 20 Best - in - class management team Unparalleled Hispanic media expertise and track record Alan Sokol Chief Executive Officer  Nearly 20 years experience in the television and film industries as an operator, advisor and investor, with specific focus on Hispanic media  Former Senior Partner at InterMedia Partners and architect of InterMedia’s Hispanic strategy – First identified Cinelatino and WAPA as acquisition targets – Created and oversaw execution of turnaround strategy for Cinelatino and WAPA  Together with Jim McNamara, oversaw growth of Telemundo from a $0.7bn asset to a $2.7bn asset in only four years Craig Fischer Chief Financial Officer  Over 15 years experience in the media and entertainment industry as an operator, advisor and investor  Former Partner at InterMedia responsible for Hispanic and other media investments, including acquisitions of Cinelatino and WAPA  Member of the executive team that launched the YES Network  Former media banker at Goldman Sachs, and accountant at Ernst & Young James McNamara Chairman , Cinelatino  Over 25 years executive experience in the media and entertainment industry  Chairman of Cinelatino and Pantelion Films; Founder of Panamax Films  Together with Alan Sokol, oversaw growth of Telemundo from a $0.7bn asset to a $2.7bn asset in only four years José Ramos President , WAPA  Over 28 years of television experience  Most experienced television executive in Puerto Rico  16 years as President and General Manager of WAPA  13 years at Telemundo, serving in various senior positions including Senior Vice President, General Manager and President

Company overview

Cinelatino
The leading Spanish-language cable movie network in the U.S.

- #1-rated Hispanic cable movie network
- Exclusive rights to virtually every significant Spanish-language film released in the last five years
- The only Spanish-language cable movie network distributed by all major U.S. multichannel providers
- With over 4 million U.S. subscribers, Cinelatino has the largest subscriber base of any Spanish-language cable movie network
- Offered on the Hispanic programming package (i.e. WAPA America, CNN en Español, Discovery en Español, History en Español, ESPN Deportes and Fox Deportes)
- A highly-rated platform for Hispanic-targeted advertisers as the Company transitions to a planned advertising model

Ratings leadership reflects strength of the network



Primetime ratings: HHs
1.31
1.08
0.62
0.55
0.53
0.44
0.18
0.11
0.11
Discovery en Español
CINE LATINO
ESPN Deportes
Fox Deportes
Galavision
mun2
Utilisima
GOL TV
MTV Tr3s



Primetime ratings: M18-49
0.70
0.64
0.41
0.39
0.30
0.29
0.07
0.05
0.04
Discovery en Español
CINE LATINO
ESPN Deportes
Fox Deportes
Galavision
mun2
GOL TV
Utilisima
MTV Tr3s

Note: Represents full year 2012, M-Sun 9:00PM-3:00AM ET (6:00PM-12:00AM PT)
Source: Nielsen

HEMISPHERE MEDIA GROUP
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Cinelatino
Diverse network of programming relationships

- Cinelatino is the only buyer of scale for television rights to Spanish-language movies for both the U.S. and Latin American markets
- Extensive industry relationships and "one-stop-shop" for film distributors drives Cinelatino's ability to acquire the best content at efficient prices
- Robust content portfolio with exclusive rights to box office hits and critically acclaimed films
  - Licensed over 70% of the top Mexican box office hits every year since 2006
- Library of over 400 titles from over 50 suppliers
- Cinelatino licenses titles from all major Latin American countries
- Titles are typically acquired on an exclusive basis for a 3 - 4 year period and generally provide for unlimited runs
- License agreements generally include VOD and digital rights

Select successful box office hits


COLOSIO

1 Mexican box office hit - 2012


SALVANDO AL
SOLDADO PÉREZ

1 Mexican box office hit - 2011


FEO DE DIA
LINDO DE NOCHE

#1 Dominican box office hit - 2012



#1 Colombian box office hit - 2012



All time highest grossing Mexican film



Box office hit starring Will Ferrell

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24 24 24 1.08 1.03 0.78 0.74 0.61 0.59 0.59 0.56 0.54 0.53 0.53 0.45 0.44 0.43 0.40 0.39 0.39 0.38 0.38 0.35 Cinelatino Platform in Latin America DISH Mexico – 20 highest - rated cable networks Latin America distribution Subscribers Pay - TV Subscribers (a) Penetration (%) Mexico 2.2 13.4 17% Argentina 1.8 7.6 24% Colombia 2.0 4.4 45% Chile 0.3 2.2 12% Peru 0.2 1.3 14% Other 1.6 (b) 9.6 16% Total Latin America 8.0 38.5 21% (Subscribers in millions) Note: Cinelatino subscriber metrics as of December 2012 (a) Source: SNL Kagan, represents 2012 data; excluding Brazil (primarily Portuguese speaking population) (b) Other category includes subscribers from Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Nicaragu a, Panama, Uruguay and Venezuela Source: Ibope, represents full year 2012, M - Sun 6:00PM - 1:00AM (excludes children’s networks)  Cinelatino has significant opportunity to grow its 8 million Latin American subscriber base  Strong performance in Mexico is expected to translate into high growth in Latin America

25 25 25 18.5 6.0 4.4 4.4 4.2 CBS ABC FOX NBC  With 1.4 million TV households, Puerto Rico is the second largest U.S. Hispanic market behind only Los Angeles  The top 3 broadcasters in Puerto Rico (WAPA PR, Univision and Telemundo) garner over 70% of the audience share during primetime – In comparison, U.S. top 4 English language broadcast networks garner less than 40% of the audience share during primetime  WAPA PR’s 18.5 primetime rating is more than three times higher than even the most highly rated English language U.S. broadcast network and more than the four major U.S. broadcast networks combined  Pay - TV is not highly penetrated in Puerto Rico with levels stable around 50% WAPA PR Puerto Rico is an extremely attractive TV broadcasting market WAPA PR dwarfs the four major U.S. TV networks in primetime ratings ( a) Pay - TV penetration in Puerto Rico Note: U.S. television ratings based on ’11/’12 broadcast season (a) Represents full year 2012, M - F 6:00 - 11:00PM for Puerto Rico, and M - F 8:00 - 11:00PM for U.S. Source: Nielsen 45% 47% 47% 46% 49% 51% 52% 2006 2007 2008 2009 2010 2011 2012

WAPA PR
Ratings leadership driving strong advertising and retransmission revenue

Clear ratings leader

- #1-rated television network in Puerto Rico for four consecutive years
  - Grew from #3-rated network in 2007 to #1 in 2009
  - Primetime ratings over 50% higher than each of Univision and Telemundo
  - Over 30% share of the primetime audience

Primetime ratings[a]



18.5
11.4
11.8
WAPA
Univision
Telemundo

Primetime audience share[a]



32%
19%
20%
WAPA
Univision
Telemundo

Highest TV broadcasting advertising market share

- WAPA PR is the highest revenue generating television network in Puerto Rico
- WAPA PR's share of the television broadcast advertising market has increased every year since 2007
- Diversified portfolio of advertising partners, including many Fortune 500 companies across a variety of industries
  - No single industry represents more than 8% and no single advertiser represents more than 5% of WAPA PR's revenue

Robust growth in retransmission revenue

- The Company earns retransmission revenue pursuant to multi-year agreements, with annual rate escalators
- WAPA PR's recent contract renewals have yielded significant fee increases
- 100% margin dollars

(a) Represents 2012 total household figures, Mon-Fri 6:00-11:00pm
Source: Nielsen

HEMISPHERE MEDIA GROUP

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27 27 27  Over 30 hours of leading entertainment programming each week – Locally produced talk, variety, comedy and reality shows  News leader providing nearly 40 hours each week  “Most Trustworthy News in Puerto Rico” distinction award in 2011  Most sophisticated news operation in Puerto Rico WAPA PR Highly differentiated programming strategy  Leader in top - rated U.S. television series and Hollywood blockbusters dubbed into Spanish – Strong counter - programming to telenovelas aired on Univision and Telemundo Local entertainment News Acquired programming Unique mix of local programming, U.S. television series and Hollywood blockbuster movies 2 top - rated new daily shows #1 Reality show Groundbreaking format for Idol franchise launched in 2012 #1 Comedy Fast - paced daily news magazine series #1 Local talk show #1 Midday program #1 Morning news #1 Midday news #1 Late night news

WAPA America
Fully-distributed Spanish-language cable network in the U.S.

- Cable television network programmed for Puerto Rican and Caribbean Hispanics in the U.S.
  - Leverages over 60 hours of weekly local programming from WAPA PR to create a unique cable network in the U.S.
  - Supplemented by acquired popular sports programming from Puerto Rico, telenovelas and other entertainment programming, and WAPA PR's library
- Widely distributed to over 5 million U.S. subscribers
  - Majority of revenues are generated from contracted, recurring, multi-year subscriber fees
  - Primarily distributed on Hispanic programming packages nationally and on digital basic package in select major markets (Orlando, Tampa and Miami)
- Puerto Rican and Caribbean Hispanics as a whole represent 18% of the U.S. Hispanic population
  - In select key U.S. markets, Puerto Rican and Caribbean Hispanics are the largest population group, exceeding Mexican-Americans
  - Even in some of the largest U.S. markets, where Mexicans are the largest Hispanic group, Puerto Ricans represent a significant population

WAPA America's distribution[(a)]


Hispanic programming packages
Digital basic

New York


Other 27%
Puerto Ricans 32%
Mexicans 12%
Caribbean Hispanics 29%
61%

Philadelphia


Other 15%
Mexicans 20%
Puerto Ricans 52%
Caribbean Hispanics 13%
65%

Orlando


Other 14%
Mexicans 20%
Puerto Ricans 46%
Caribbean Hispanics 20%
66%

Miami


Other 27%
Puerto Ricans 10%
Mexicans 7%
Caribbean Hispanics 56%
66%

Puerto Ricans and Caribbean Hispanics

Note: Caribbean Hispanics include Cuban, Dominican, Venezuelan and Colombian
(a) Nationwide distribution on satellite operators
Source: Geoscape International, American Marketscape DataStream: 2011 Series

HEMISPHERE MEDIA GROUP
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Financial overview

30 30 30 Historical financial summary  Consistent revenue and adjusted EBITDA growth of 16% and 31% (CAGR 2009 - 12), respectively, despite challenging economic environment  Attractive dual revenue streams comprised of approximately 60% advertising and 40% subscriber / retransmission revenue Note: LTM data as of 3/31/2013 Net Revenue Adjusted EBITDA ($ in millions) ($ in millions) $61 $76 $83 $95 $95 2009 2010 2011 2012 LTM $17 $28 $31 $39 $41 2009 2010 2011 2012 LTM % margin: 28% 37% 37% 41% 43%

31 31 31 $1.8 $3.8 $2.1 $3.8 $3.6 2009 2010 2011 2012 LTM Historical financial summary (continued) Capex UFCF (a) ($ in millions) Note: LTM data as of 3/31/2013 (a) UFCF defined as adjusted EBITDA less capex ($ in millions) UFCF conversion 89.8% 86.4% 93.2% 90.3% 91.3% % of net revenue 2.9% 5.0% 2.6% 4.0% 3.7% Build out of WAPA America’s master control and uplink facilities in Puerto Rico Conversion of WAPA PR to HD $16 $24 $29 $35 $37 2009 2010 2011 2012 LTM

Syndication overview

33 33 33 Summary terms Borrowers Hemisphere Media Holdings, LLC and InterMedia Español, Inc. Guarantors HMTV, LLC and all existing and future wholly - owned restricted domestic subsidiaries of the Borrowers Security 1st lien security interest on substantially all assets of the Borrowers and the Guarantors Facility terms Facility Size Tenor Amortization Term loan B $175mm 7 years 1% per annum Other terms TBD

34 34 34 Pro forma organizational structure Hemisphere Media Holdings, LLC (“Intermediate HoldCo”) WAPA Holdings, LLC (“WAPA” ) Cine Latino, Inc. (“Cinelatino”) New $175mm Term Loan B InterMedia Español, Inc. (“WAPA PR”) WAPA America Inc. (“WAPA America”) Hemisphere Media Group, Inc. $635mm equity value (a) Guarantors Borrowers (a) As of July 5, 2013 closing price of $13.73; assumes 46.2 million fully - diluted shares (b) Dormant subsidiary Azteca Acquisition Corporation (b) (“Azteca”) Televicentro of Puerto Rico, LLC HMTV, LLC

35 35 35 Transaction timeline July 2013 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key dates Date Event July 10th ▪ Bank meeting in New York July 24th ▪ Commitments due from investors July 30th ▪ Expected closing and funding Denotes holiday

Appendix

37 37 37 Adjusted EBITDA reconciliation ($ in ‘000s) 2009 2010 2011 2012 LTM Net Income (Loss) ($2,839) $36,682 $13,623 $17,759 $15,805 Add (deduct): Income tax (benefit ) / expense ($1,544) ($15,840) $8,010 $10,391 $8,962 Interest and other expense, net 4,916 3,270 5,451 5,521 5,124 Loss / (gain) on disposition of assets 18 399 (39) (1) 72 Impairment of broadcast license 13,830 0 0 0 0 Depreciation and amortization 2,964 3,130 3,430 3,731 3,841 Non - recurring expenses 0 250 713 1,852 7,056 Adjusted EBITDA $17,344 $27,891 $31,188 $39,254 $40,860 Note: LTM data as of 3/31/2013 (a) Includes transaction fees related to the merger, management fees and other non - recurring expenses. (a)